UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

RAMACO RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001‑38003	38‑4018838
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

250 West Main Street, Suite 1800 Lexington, Kentucky 40507
(Address of principal executive offices)

(859) 244‑7455

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As Ramaco Resources, Inc. (“Ramaco” or the “Company”) previously disclosed via a Report on Form 8-K filed December 13, 2019 (the “Prior Report”), the Company entered into an Amendment to Restricted Stock Award Agreements with Christopher L. Blanchard (the “Blanchard Amendment”) and Jeremy R. Sussman (the “Sussman Amendment”). This amended Report on Form 8-K/A amends the description of the Blanchard Amendment set forth in Item 5.02 of the Prior Report and replaces Exhibit 10.4 to the Prior Report with Exhibit 10.1 to this amended Report on Form 8-K/A. This amended Report on Form 8-K/A also replaces Exhibit 10.3 to the Prior Report with Exhibit 10.2 to this amended Report on Form 8-K/A solely to correct a typographical error contained in the Sussman Amendment. All other exhibits to the Prior Report remain unchanged.

The Blanchard Amendment (i) grants restricted stock awards to Mr. Blanchard in the amount of 1,866 shares, with a vesting date of June 30, 2020, (ii) amends the vesting date of grants made to Mr. Blanchard (37,313 shares) in 2018, from December 31, 2019 to June 30, 2020, (iii) amends the vesting date of grants made to Mr. Blanchard (40,423 shares) in 2018, from December 31, 2020 to June 30, 2021 and (iv) amends the vesting date of grants made to Mr. Blanchard (95,980 shares) in 2019, from December 31, 2021 to June 30, 2022.

The foregoing description of the Blanchard Amendment is qualified in its entirety by reference to the Amended Restricted Stock Award Agreements with respect to Mr. Blanchard, a copy of which is filed as Exhibits 10.1 to this amended Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Christopher L. Blanchard.
10.2	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Jeremy R. Sussman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.
By:	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Title:	Executive Chairman

Date:December 16, 2019